UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

IO Biotech, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41008	87-0909276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ole Maaløes Vej 3

DK-2200 Copenhagen N

Denmark

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: +45 7070 2980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IOBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure regarding the Tranche A Warrant as set forth under Item 8.01 of this report is incorporated by reference under this Item 3.02.

The securities described below under Item 1.01 have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof on the basis that the transaction did not involve a public offering.

Item 8.01.	Other Events

As previously announced, on December 19, 2024, IO Biotech ApS, a private limited liability company incorporated in Denmark and wholly-owned subsidiary (the “Borrower”) of IO Biotech, Inc., a Delaware corporation (the “Company”) entered into a Finance Contract (the “Finance Contract”) and a related side letter with the European Investment Bank (“EIB”), establishing three committed tranches and one uncommitted tranche of potential financing in an aggregate principal amount of up to €57.5 million, subject to certain conditions precedent.

Pursuant to the Finance Contract, the Company (through the Borrower) has satisfied the conditions to draw €10.0 million in an initial tranche of the term loan facility (“Tranche A”). In connection therewith, on April 24, 2025, the Company issued to EIB a Tranche A warrant (the “Tranche A Warrant”) to purchase up to 5,623,664.38 shares of the Company’s common stock, par value $0.001 (the “Common Stock”). The Strike Price (as defined in the Tranche A Warrant) per share of Common Stock is $0.8891. It is expected that the Company (through the Borrower) will draw down upon the Tranche A loan on or around May 6, 2025.

Except as disclosed herein, the terms and conditions under the Tranche A Warrant are as disclosed under the heading “Warrants” on our Form 8-K filed with the U.S. Securities and Exchange Commission on December 20, 2024.

The foregoing is only a summary of the terms of the Tranche A Warrant, does not purport to be complete and is qualified in its entirety by reference to the full text of the Tranche A Warrant, a copy of which is attached to this report as Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Tranche A Warrant, dated as of April 24, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IO Biotech, Inc.

Date: April 30, 2025	By:	/s/ Mai-Britt Zocca, Ph.D.
Mai-Britt Zocca, Ph.D.
Chief Executive Officer